©PPL Corporation 2012
2nd Quarter Earnings Call

PPL Corporation
August 8, 2012
©PPL Corporation 2012
Exhibit 99.2

©PPL Corporation 2012

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future
operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A
discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.

©PPL Corporation 2012

Agenda
Second Quarter Earnings Results, Operational
Overview and 2012 Earnings Forecast
Segment Results and Financial Overview
Q&A
W. H. Spence
P. A. Farr

©PPL Corporation 2012

Earnings Results
Second Quarter
Reported Earnings
Second Quarter
Earnings from Ongoing Operations
Year-to-Date
Reported Earnings
Year-to-Date
Earnings from Ongoing Operations

©PPL Corporation 2012

Reaffirmed 2012 Ongoing Earnings Forecast
$2.73
$/Share
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$2.45
$2.15

©PPL Corporation 2012

Operational Overview
  All four WPD distribution companies awarded Customer
 Service Excellence Standard
  PPL Electric Utilities awarded its 18th J.D. Power award
  Ranked highest among large electric utilities in the eastern U.S.
  Positive outlook regarding Susquehanna turbine blades
  Inspection found no cracks on Unit #2 blades
  Additional diagnostic equipment installed to validate suspected root causes
  Rate cases filed for LG&E and KU

©PPL Corporation 2012

Ongoing Earnings Overview
Q2 2012
Q2 2011
Change
Kentucky Regulated
 $0.07
 $0.06
 $0.01
U.K. Regulated
 0.31
 0.21
 0.10
Pennsylvania Regulated
 0.05
 0.06
 (0.01)
Supply
 0.08
 0.12
 (0.04)
 Total
 $0.51
 $0.45
 $0.06
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

©PPL Corporation 2012

Kentucky Regulated Segment
Earnings Drivers
	2nd Quarter
2011 EPS - Ongoing Earnings		$0.06
Gross Margins	0.01
Total		0.01
2012 EPS - Ongoing Earnings		$0.07
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

©PPL Corporation 2012

U.K. Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
(1) Includes additional month of operations, performance improvement and interest expense from the 2011 equity units.

	2nd Quarter
2011 EPS - Ongoing Earnings		$0.21
Midlands(1)	0.10
Delivery revenue	0.02
O&M	(0.01)
Financing	0.01
Effect of exchange rates	(0.01)
Dilution	(0.01)
Total		0.10
2012 EPS - Ongoing Earnings		$0.31

©PPL Corporation 2012

Pennsylvania Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2nd Quarter
2011 EPS - Ongoing Earnings		$0.06

O&M	(0.02)
Income taxes & other	0.01
Total		(0.01)
2012 EPS - Ongoing Earnings		$0.05

©PPL Corporation 2012

Supply Segment Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	2nd Quarter
2011 EPS - Ongoing Earnings		$0.12
East energy margins	0.01
West energy margins	(0.01)
O&M	(0.01)
Income taxes & other	(0.02)
Dilution	(0.01)
Total		(0.04)
2012 EPS - Ongoing Earnings		$0.08

©PPL Corporation 2012

Appendix

©PPL Corporation 2012

Dividend Profile
A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Ongoing EPS based on mid-point of forecast. Annualized dividend based on 2nd quarter declaration. Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
$/Share
Annualized
(2)
(1)

©PPL Corporation 2012

Midlands Integration - Improved
Network Performance
Customer Minutes Lost
Customer Interruptions (per 100 customers)
25.9%
Improvement
39.7%
Improvement
96%
Improvement
21.6%
Improvement
18 Hour Standard
Target 60

©PPL Corporation 2012

U.K. Electricity Distribution Price Control Review
RIIO-ED1 Tentative Schedule
Provisional Timing	Milestone
September 2012	Publication of Strategy Consultation
February 2013	Publication of Strategy Decision
End May 2013	DNOs submit business plans
September 2013	Publication of Initial Assessment of companies business plans
November 2013	Publication of Fast Track Proposals (Initial Proposals)
March 2014	Publication of Fast Track Decision (Initial Proposals)
June 2014	Publication of Initial Proposals Consultation for non fast tracked companies
November 2014	Publication of Final Proposals for non fast tracked companies
December 2014	Issue statutory consultation on new license conditions
April 1, 2015	Price control commences
Source: Ofgem Press Release dated February 6, 2012

©PPL Corporation 2012

LG&E and KU Rate Case Facts
Complete filings available at www.lge-ku.com/regulatory.asp
	LG&E		KU
	Electric	Gas	Electric
Revenue Increase Requested	$62.1 million	$17.2 million	$82.4 million
Test Year	12-months ended 3/31/2012	12-months ended 3/31/2012	12-months ended 3/31/2012
Requested ROE	11.00%	11.00%	11.00%
Rate Base	$1.97 billion	$0.52 billion	$3.98 billion
Common Equity Ratio	55.64%	55.64%	53.74%
1% Change in ROE =	~$15 million in revenue	~$8 million in revenue	~$18 million in revenue
Docket No.	2012-00222	2012-00222	2012-00221

©PPL Corporation 2012

LG&E and KU Rate Case Schedules
1st Request for information received                                    July 31, 2012

LG&E and KU responses filed    August 14, 2012
Supplemental request for information received       August 28, 2012
LG&E and KU responses filed    September 12, 2012
Intervenor testimony filed    September 25, 2012
Request to intervenors submitted   October 9, 2012
Intervenor responses filed    October 22, 2012
LG&E/KU rebuttal testimony filed   November 5, 2012
Public meetings across the state   TBD
Public hearing in Frankfort    TBD
Order issued (tentative)    December 28, 2012
New rates effective     January 2013
Completed
✓
✓

©PPL Corporation 2012

PPL Electric Utilities Distribution Rate Case Facts
Distribution Revenue Increase Requested  $104.6 million
Test Year     2012
Requested ROE     11.25%
2012 Distribution Rate Base   $2.42 billion
2012 Common Equity Ratio   51.03%
1% Change in ROE =     ~$23 million in revenue
Docket No.      R-2012-2290597
Complete filing available at www.pplelectric.com/rateinfo

©PPL Corporation 2012

PPL Electric Utilities Distribution Rate Case Schedule
Completed
✓
✓
Direct testimony of other parties  June 22, 2012
Rebuttal testimony    July 16, 2012
Sur-rebuttal testimony    August 1, 2012
Evidentiary hearings   August 6, 7, 9 and 10, 2012
Close of record     August 10, 2012
Main briefs     August 29, 2012
Reply briefs     September 14, 2012
Recommended Decision    October 2012
Order issued (tentative)   Mid-December 2012
New rates effective   January 2013
✓
✓

©PPL Corporation 2012

Regulated Volume Variances
Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above.

©PPL Corporation 2012

Enhancing Value Through Active Hedging
Capacity revenues are expected to be $385 million and $590 million for 2012 and 2013, respectively.
As of June 30, 2012
(1) Represents expected sales of Supply segment based on current business plan assumptions.
(2) The 2013 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2013 power prices at the 5th and 95th percentile confidence levels.

©PPL Corporation 2012

Market Prices
(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 6/30/2012.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
Market Prices  Market Prices Market Prices  Balance of  2012  2013  ELECTRIC   PJM   On-Peak  Off-Peak  ATC(1)   Mid-Columbia   On-Peak  Off-Peak  ATC(1)   GAS(2)  NYMEX  TZ6NNY    PJM MARKET  HEAT  RATE(3)  CAPACITY  PRICES   (Per  MWD)   EQA   (1)  24- hour average.  $42  $43  $27  $30  $34  $36  $27  $33  $20  $24  $24  $29  $2.96  $3.58  $3.16  $3.89  13.2  11.1  $123.63  $187.49  89%  90%   ©PPL Corporation 2012   (2)  NYMEX and TZ6NNY forward gas prices  on 6/30/ 2012.  (3)  Market Heat  Rate = PJM  on-peak power  price divided  by TZ6NNY gas price. 22

©PPL Corporation 2012

Capital Expenditures
($ in billions)
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)
(2)
$3.5
$4.2
$4.1
$3.7
$2.9

©PPL Corporation 2012

Projected Regulated Rate Base Growth
($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Includes RAV for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP and are as of year-end December 31.
$18.7
$21.3
$23.5
$25.2
(2)
2012E - 2016E Regulatory Asset Base(1) CAGR: 7.9%
$17.6
$25.8

©PPL Corporation 2012

Free Cash Flow before Dividends
Free Cash Flow before
Dividends
(Millions of Dollars)
(1) 2010 Free Cash Flow includes two months of the results of the Kentucky Regulated segment.
(1)
Reconciliation of Cash from
Operations to Free Cash Flow
before Dividends
(Millions of dollars)
Free Cash Flow before Dividends Free Cash Flow before Dividends Free Cash Flow before Dividends Free Cash Flow before Dividends  Free  Cash  Flow  before  Reconciliation of Cash  from  Dividends  Operations to Free  Cash Flow  before Dividends  (Millions of  Dollars)   (Millions  of  dollars)   $531  $314  ( $ 1,010)  ( $1,200)  ( $1,000) ( $800)  ( $600)  ( $400)  ( $200) $0 $200 $400 $600 $800  2010A  2011A  2012E   Cash  from  Operations  $  2,034  $  2,507  $  2,800   Increase ( Decrease)  in  cash  due to:  Capital  Expenditures  (1,644)  (2,555)  (3,840)  Sale  of  Assets  161  381  Other  Investing Activities  - Net  (20)  (19)  30   Free Cash  Flow  before Dividends  $  531  $  314  $  (1,010)   2010  2011  2012   (1) Actual  Actual  Forecast   (1)  2010 Free  Cash  Flow  includes two months  of  the results  of  the Kentucky  Regulated  segment.  ©PPL Corporation 2012  25

©PPL Corporation 2012

Debt Maturities
Note: As of June 30, 2012
(1) Excludes $99 million of senior notes due 2047, for which PPL Capital Funding gave notice in July 2012 of its election to redeem at par in August 2012.
(2) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(3) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful.
(4) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(5) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a)
 purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities  Debt Maturities Debt Maturities  ( Millions)   2012  2013  2014  2015  2016   $0  (1)  (2)  $0  (3)  PPL  Capital  Funding  $0  $0 $0  LG&E  and  KU  Energy  ( Holding  Co  LKE)  0  0  0400  0  Louisville  Gas  &  Electric  0  0  0250  0  Kentucky  Utilities  0  0  0250  0   10  (4)  PPL  Electric  Utilities  00  1000  PPL  Energy  Supply  6  751  318  317  (5)  368  WPD  0  0  0  0460   Total  $6  $751  $328  $1,317  $828   Note:  As  of  June 30, 2012   (1)  Excludes  $99 million  of  senior  notes  due  2047, for  which  PPL  Capital Funding  gave  notice  in  July  2012  of its  election  to  redeem  at  par  in  August 2012.  (2)  Excludes  $1.15  billion of junior  subordinated notes  due 2018  that are a component of  PPL’s 2010 Equity  Units  and may  be  put  back  to PPL  Capital Funding if the remarketing  in  2013  is  not successful.  (3)  Excludes  $978 million of junior  subordinated  notes  due 2019  that are a component of  PPL’s 2011 Equity  Units  and  may  be  put  back  to  PPL  Capital Funding if the remarketing in  2014 is  not successful.  (4)  Bonds defeased  in  substance  in  2008 by  depositing  sufficient  funds  with  the  trustee.  (5)  Represents REset Put Securities  due  2035  that are required  to  be  put  by  the  holders  in  October  2015  either  for  (a)  purchase  and  remarketing  by  a  remarketing dealer  or  (b)  repurchase by  PPL  Energy  Supply.  ©PPL Corporation 2012  26

©PPL Corporation 2012

Liquidity Profile
(1)
(1)
Note: As of June 30, 2012
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than
 9% of the total committed capacity for the domestic facilities and 16% of the total committed capacity for WPD’s facilities.
(1) In July 2012, PPL Energy Supply entered into a $100 million uncommitted letter of credit facility agreement with BBVA that expires in July 2015.
(2) In July 2012, PPL Electric Utilities reduced the capacity of the asset-backed credit facility to $100 million and extended the expiration date to September 24, 2012.
(2)
Liquidity Profile Liquidity Profile Liquidity Profile Liquidity Profile  Total  Expiration  Facility  Drawn  Availability  Institution  Facility  Date  (Millions)  (Millions)  (Millions)   Letters  of  Credit  Outstanding &  Commercial  Paper Backstop  (Millions)   PPL Energy  Supply  (1)  Syndicated Credit  Facility  Oct-2016  $ 3,000  $ 662  $ 0  $ 2,338  Letter  of  Credit  Facility  Mar-2013  200  128  0  72  $3,200  $790  $0  $2,410   PPL  Electric  Utilities  Syndicated Credit  Facility  Oct-2016  $ 300  $ 196  $ 0  $ 104  Asset-backed Credit  Facility(2)  Jul-2012  150  0  0  150  $450  $196  $0  $254   Louisville  Gas  &  Electric  Syndicated  Credit  Facility  Oct-2016  $ 400  $ 0  $ 0  $ 400   Kentucky  Utilities  Syndicated  Credit  Facility  Oct-2016  $ 400  $ 0  $ 0  $ 400  Letter  of  Credit  Facility  Apr-2014  198  198  0  0  $598  $198  $0  $400   WPD  PPL  WW  Syndicated  Credit  Facility  Jan-2013  £150  £ 0  £110  £40  WPD  (South  West)  Syndicated  Credit  Facility  Jan-2017  245  0  0  245  WPD  (East  Midlands)  Syndicated  Credit  Facility  Apr-2016  300  0  0  300  WPD  ( West  Midlands)  Syndicated  Credit  Facility  Apr-2016  300  0  0  300  Uncommitted  Credit  Facilities  84  4  0  80  £1,079  £4  £110  £965   Note:  As  of  June 30, 2012   •  Credit facilities  consist of a diverse bank group, with  no bank  and  its  affiliates providing an  aggregate commitment  of  more  than  9%  of  the total  committed  capacity for the  domestic facilities  and  16%  of  the total  committed  capacity for WPD’s facilities.  (1)  In  July 2012,  PPL  Energy Supply entered  into  a $100 million uncommitted letter  of credit facility agreement  with  BBVA  that  expires  in  July 2015.  (2)  In July  2012,  PPL Electric  Utilities reduced the capacity of  the  asset- backed credit facility to  $100 million  and  extended the  expiration  date  to  September  24, 2012.  ©PPL Corporation 2012  27

©PPL Corporation 2012

Reconciliation of Second Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Second Quarter Earnings from  Reconciliation of Second Quarter Earnings from Reconciliation of Second Quarter Earnings from Ongoing Operations to Reported Earnings  Ongoing Operations to Reported Earnings Ongoing Operations to Reported Earnings  (Millions  of  Dollars, After-Tax)   Kentucky  U.K.  Pennsylvania  Quarter  Ending  June  30,  2012  Regulated  Regulated  Regulated  Supply  Total  Earnings  from  Ongoing  Operations  $  39  $  180  $  29  $  50  $  298  Special Items:  Adjusted  energy- related  economic  activity,  net  (32)  (32)  Foreign currency-related  economic hedges  16  16  Acquisition-related  adjustments:  WPD Midlands  Separation benefits  (4)  (4)  Other acquisition-related  adjustments  4  4  Other:  LKE discontinued  operations  (5)  (5)  Wholesale  supply  cost  reimbursement  1  1  Coal  contract modification  payments  (7)  (7)  Total Special Items  (5)  16  (38)  (27)  Reported Earnings*  $  34  $  196  $  29  $  12  $  271   Acquisition-related  adjustments:  WPD Midlands  2011  Bridge  Facility  costs  Foreign  currency  loss  on  2011  Bridge  Facility  Net hedge gains  Hedge  ineffectiveness  U. K.  stamp  duty  tax  Separation benefits  Other acquisition-related  adjustments  LKE  Sale  of certain  non-core  generation facilities  Montana hydroelectric  litigation  Litigation  settlement  - spent nuclear fuel  storage  Total Special Items  Other:  Reported Earnings*  Adjusted  energy- related  economic  activity,  net  Foreign currency-related  economic hedges  Earnings  from  Ongoing  Operations  Special Items:  Quarter  Ending  June  30,  2011  Kentucky  Regulated  $  31  $  31  $  118 1  (25)  (39) 43 (9)  (21) (4)  (26)  (80)  $  38  Regulated U.K.  $  36  $  36  Regulated  Pennsylvania  $ $  68 (3)  (2)  (1)  29 23 91  Supply  $ $  253 (3) 1  (25)  (39)  43 (9)  (21) (4)  (26) (2) (1) 29  (57)  196  Total  *  Represents net income  attributable  to PPL Corporation   ©PPL Corporation 2012  28

©PPL Corporation 2012

Reconciliation of Second Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Second Quarter Earnings from  Reconciliation of Second Quarter Earnings from Reconciliation of Second Quarter Earnings from Ongoing Operations to Reported Earnings  Ongoing Operations to Reported Earnings Ongoing Operations to Reported Earnings  (Per Share  - Diluted)   Foreign  currency- related  economic  hedges  Acquisition-related adjustments:  WPD Midlands  Adjusted energy-related economic  activity,  net  Earnings  from  Ongoing Operations  Special Items:  Quarter Ending  June  30,  2012  $  0.07  Regulated  Kentucky$  0.31  0.02  Regulated  U.K.  $  0.05  Regulated  Pennsylvania  $  0.08 (0.05) Supply  $  0.51  (0.05)  0.02  Total  Separation benefits  Other acquisition-related  adjustments  Other:  (0.01)  0.01  (0.01)  0.01  LKE discontinued operations  Coal  contract  modification  payments  Total Special Items  Reported  Earnings  (0.01)  (0.01)  $  0.06  0.02  $  0.33  $  0.05  (0.01)  (0.06)  $  0.02  (0.01)  (0.01)  (0.05)  $  0.46   Kentucky  U.K.  Pennsylvania  Quarter Ending  June  30,  2011  Regulated  Regulated  Regulated  Supply  Total  Earnings  from  Ongoing Operations  $  0.06  $  0.21  $  0.06  $  0.12  $  0.45  Special Items:  Adjusted energy-related economic  activity,  net  (0.01)  (0.01)  Acquisition-related adjustments:  WPD Midlands  2011 Bridge Facility  costs  (0.04)  (0.04)  Foreign currency  loss  on 2011 Bridge  Facility  (0.07)  (0.07)  Net  hedge gains  0.08  0.08  Hedge ineffectiveness  (0.02)  (0.02)  U. K. stamp duty  tax  (0.04)  (0.04)  Separation benefits  (0.01)  (0.01)  Other acquisition-related  adjustments  (0.04)  (0.04)  Other: Litigation settlement  - spent  nuclear fuel storage  0.05  0.05  Total Special Items  (0.14)  0.04  (0.10)  Reported  Earnings  $  0.06  $  0.07  $  0.06  $  0.16  $  0.35   ©PPL Corporation 2012  29

(Millions of Dollars, After-Tax)

Year-to-date June 30, 2012	Kentucky Regulated	U.K. Regulated	Pennsylvania Regulated	Supply	Total
Earnings from Ongoing Operations	$ 77	$ 363	$ 62	$ 205	$ 707
Special Items:					
Adjusted energy-related economic activity, net				118	118
Foreign currency-related economic hedges		2			2
Impairments:					
Adjustments - nuclear decommissioning trust investments				1	1
Acquisition-related adjusments:					
WPD Midlands					
Separation benefits		(8)			(8)
Other acquisition-related adjustments		4			4
LKE					
Net operating loss carryforward and other tax related adjustments	4				4
Other:					
LKE discontinued operations	(5)				(5)
Counterparty bankruptcy				(6)	(6)
Wholesale supply cost reimbursement				1	1
Ash basin leak remediation adjustment				1	1
Coal contract modification payments				(7)	(7)
Total Special Items	(1)	(2)		108	105
Reported Earnings*	$ 76	$ 361	$ 62	$ 313	$ 812

Year-to-date June 30, 2011	Kentucky Regulated	U.K. Regulated	Pennsylvania Regulated	Supply	Total
Earnings from Ongoing Operations	$ 106	$ 193	$ 88	$ 273	$ 660
Special Items:					
Adjusted energy-related economic activity, net				14	14
Impairments:					
Emission allowances				(1)	(1)
Renewable energy credits				(2)	(2)
Adjustments - nuclear decommissioning trust investments				1	1
Acquisition-related adjustments:					
WPD Midlands					
2011 Bridge Facility costs		(30)			(30)
Foreign currency loss on 2011 Bridge Facility		(39)			(39)
Net hedge gains		39			39
Hedge ineffectiveness		(9)			(9)
U.K. stamp duty tax		(21)			(21)
Separation benefits		(4)			(4)
Other acquisition-related adjustments		(36)			(36)
LKE					
Sale of certain non-core generation facilities				(3)	(3)
Other:					
Montana hydroelectric litigation				(1)	(1)
Litigation settlement - spent nuclear fuel storage				29	29
Total Special Items		(100)		37	(63)
Reported Earnings*	$ 106	$ 93	$ 88	$ 310	$ 597

* Represents net income attributable to PPL Corporation

©PPL Corporation 2012

Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Year Reconciliation of Year-- to to-- Date Earnings from Date Earnings from Ongoing Operations to Reported Earnings Ongoing Operations to Reported Earnings Reconciliation of Year Reconciliation of Year-- to to-- Date Earnings from Date Earnings from Ongoing Operations to Reported Earnings Ongoing Operations to Reported Earnings  (Per  Share  - Diluted)  Kentucky  U.K.  Pennsylvania  Year-to-date June  30, 2012  Regulated  Regulated  Regulated  Supply  Total  Earnings from  Ongoing Operations  $  0.13  $  0.62  $  0.11  $  0.35  $  1.21  Special Items:  Adjusted  energy-related  economic activity, net  0.20  0.20  Acquisition-related adjustments:  WPD  Midlands  Separation benefits  (0.01)  (0.01)  Other acquisition- related  adjustments  0.01  0.01  LKE  Net operating loss  carryforward  and  other tax  related  adjustments  0.01  0.01  Other: LKE discontinued  operations  (0.01)  (0.01)  Counterparty  bankruptcy  (0.01)  (0.01)  Coal  contract  modification  payments  (0.01)  (0.01)  Total Special Items  0.18  0.18  Reported  Earnings  $  0.13  $  0.62  $  0.11  $  0.53  $  1.39  Kentucky  U.K.  Pennsylvania  Year-to-date June  30, 2011  Regulated  Regulated  Regulated  Supply  Total  Earnings  from  Ongoing Operations  $  0.20  $  0.37  $  0.17  $  0.52  $  1.26  Special Items:  Adjusted  energy-related  economic activity, net  0.01  0.01  Acquisition-related adjustments:  WPD  Midlands  2011 Bridge  Facility  costs  (0.06)  (0.06)  Foreign currency  loss on  2011 Bridge  Facility  (0.07)  (0.07)  Net hedge  gains  0.08  0.08  Hedge ineffectiveness  (0.02)  (0.02)  U. K.  stamp  duty  tax  (0.04)  (0.04)  Separation benefits  (0.01)  (0.01)  Other acquisition- related  adjustments  (0.07)  (0.07)  Other: Litigation  settlement  - spent nuclear  fuel storage  0.06  0.06  Total Special Items  (0.19)  0.07  (0.12)  Reported  Earnings  $  0.20  $  0.18  $  0.17  $  0.59  $  1.14   ©PPL Corporation 2012  31

©PPL Corporation 2012

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of PPL Reconciliation of PPL’’ s Earnings from Ongoings Earnings from Ongoing Operations to Reported Earnings Operations to Reported Earnings Reconciliation of PPL Reconciliation of PPL’’ s Earnings from Ongoings Earnings from Ongoing Operations to Reported Earnings Operations to Reported Earnings  ©PPL Corporation 2012  32   (Per Share - Diluted)  Forecast  Actual  High  Low  2012  2012  2011  2010  Earnings from Ongoing  Operations  $  2.45  $  2.15  $  2.73  $  3.13  Special Items:  Adjusted  energy-related economic activity,  net  0.20  0.20  0.12  (0.27)  Foreign currency-related economic hedges  0.01  Sales of  assets:  Maine hydroelectric generation business  0.03  Impairments: Emission  allowances  (0.02)  Renewable  energy  credits  (0.01)  Acquisition-related  adjustments:  WPD Midlands  2011 Bridge Facility  costs  (0.05)  Foreign currency  loss on  2011 Bridge  Facility  (0.07)  Net hedge gains  0.07  Hedge ineffectiveness  (0.02)  U.K. stamp duty  tax  (0.04)  Separation benefits  (0.01)  (0.01)  (0.13)  Other  acquisition-related  adjustments  0.01  0.01  (0.10)  LKE Monetization  of  certain full-requirement sales contracts  (0.29)  Sale  of  certain  non-core generation facilities  (0.14)  Discontinued cash flow  hedges and  ineffectiveness  (0.06)  Reduction  of  credit facility  (0.01)  2010 Bridge Facility  costs  (0.12)  Other  acquisition-related  adjustments  (0.05)  Net operating  loss carryforward and other tax  related  adjustments  0.01  0.01  Other: Montana hydroelectric litigation  0.08  (0.08)  LKE discontinued  operations  (0.01)  (0.01)  Health  care reform  - tax  impact  (0.02)  Litigation  settlement  - spent nuclear fuel  storage  0.06  Change  in  U.K. tax  rate  0.12  0.04  Windfall profits tax  litigation  (0.07)  0.03  Counterparty  bankruptcy  (0.01)  (0.01)  (0.01)  Wholesale supply  cost reimbursement  0.01  Coal contract modification payments  (0.01)  (0.01)  Total Special Items  0.18  0.18  (0.03)  (0.96)  Reported Earnings  $  2.63  $  2.33  $  2.70  $  2.17   32

©PPL Corporation 2012

Gross Margins Summary
Gross Margins Summary Gross Margins Summary Gross Margins Summary Gross Margins Summary  (Millions  of  Dollars)  Three  Months  Ended June  30,  Per  Share  Diluted  2012  2011  Change  (after-tax) (a)   KY  Gross  Margins  $  372  $  360  $  12$  0.01  PA  Gross  Delivery  Margins  by  Component   Distribution  $  170  $  173  $  (3)  $  Transmission  51  45  6  Total  $  221  $  218  $  3$     Unregulated  Gross  Energy  Margins  by  Region   Non- trading  Eastern U. S.  $  407  $  395  $  12  $  0.01  Western U. S.  76  88  (12)  (0.01)   Net energy  trading  10  10  - Total  $  493  $  493  $  - $     ( a)  Excludes  dilution which is primarily  associated  with the April  2011  issuance  of  common  stock.  ©PPL Corporation 2012  33

©PPL Corporation 2012

Reconciliation of Second Quarter
Operating Income to Margins
Reconciliation of Second Quarter Reconciliation of Second Quarter Operating Income to Margins Operating Income to Margins Reconciliation of Second Quarter Reconciliation of Second Quarter Operating Income to Margins Operating Income to Margins  Three  Months  Ended  June  30, 2012  Three  Months  Ended  June  30,  2011  ( Millions  of  Dollars)  Unregulated  Unregulated  Kentucky  PA  Gross  Gross  Kentucky  PA  Gross  Gross  Gross  Delivery  Energy  Operating  Gross  Delivery  Energy  Operating  Margins Margins Margins Other  Income Margins Margins Margins Other  Income  Operating  Revenues  Utility  $  658  $  403  $  544  $  1,605  $  639  $  436  $  409  $  1,484  PLR  intersegment  utility  revenue ( expense)  (17)  $  17  (4)  $  4  Unregulated retail  electric  and gas  192  (13)  179  180  1  181  Wholesale  energy  marketing  Realized  1,075  8  1,083  716  16  732  Unrealized economic  activity  (458)  (458)  (44)  (44)  Net  energy  trading margins  10  10  10  10  Energy- related  businesses  130  130  126  126  Total  Operating  Revenues  658  386  1,294  211  2,549  639  432  910  508  2,489  Operating Expenses  Fuel  215  170  26  411  206  250  (42)  414  Energy  purchases  Realized  34  120  617  16  787  40  169  150  75  434  Unrealized economic  activity  (442)  (442)  (109)  (109)  Other  operation and  maintenance  24  26  7  683  740  21  29  9  664  723  Depreciation  13  258  271  12  225  237  Taxes,  other  than income  20  7  60  87  20  7  48  75  Energy- related  businesses  124  124  120  120  Intercompany  eliminations  (1)  1  (4)  1  3  Total  Operating  Expenses  286  165  801  726  1,978  279  214  417  984  1,894  Total  $  372  $  221  $  493  $  (515)  $  571  $  360  $  218  $  493  $  (476)  $  595   ©PPL Corporation 2012  34

©PPL Corporation 2012

Forward-Looking Information Statement
Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, its subsidiaries and customers; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies;
performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation’s ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities
Company and the 2011 acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries;
political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10
-K and other reports on file with the Securities and Exchange Commission.

©PPL Corporation 2012

Definitions of Non-GAAP Financial Measures
“Earnings from ongoing operations,” also referred to as “ongoing earnings,” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles
(GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Acquisition-related adjustments.
• Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL’s generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets. Please refer to the Notes to the Financial Statements and MD&A in PPL Corporation’s periodic filings with the Securities and Exchange Commission for additional information on energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP.
PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

©PPL Corporation 2012

Definitions of Non-GAAP Financial Measures
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas. In calculating this measure, utility revenues and expenses associated with approved cost recovery tracking mechanisms are offset. Certain costs associated with these mechanisms, primarily ECR and DSM, are recorded as
"Other operation and maintenance“ and "Depreciation.” These mechanisms allow for recovery of certain expenses, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from the Kentucky Regulated segment's operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance,“ which is primarily Act 129 costs, and in "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in “PLR intersegment utility revenue (expense).” As a result, this measure represents the net revenues from the Pennsylvania
Regulated segment's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities. In calculating this measure, the Supply segment's energy revenues, which include operating revenues associated with certain Supply segment businesses that are classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, which is recorded in "Taxes, other than income," and operating expenses associated with certain Supply segment businesses that are classified as discontinued operations. This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise "Unregulated Gross Energy Margins."
This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant swings in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or "Energy purchases" on the
Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." PPL excludes from "Unregulated Gross Energy Margins" the Supply segment's adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of
PPL's competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in this energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in unregulated gross energy margins over the delivery period that was hedged or upon realization.